EXHIBIT 99.1

Alignment Healthcare Reports Second Quarter 2026 Results, Surpassing High End of Guidance Across All Key Metrics

  Generates $1.3 billion in total revenue, representing 31.6% growth year-over-year
  Grows Medicare Advantage membership 31.5% year-over-year to approximately 294,100 members
  Raises the midpoint of all full-year guidance metrics: membership, revenue, adjusted gross profit and adjusted EBITDA

ORANGE, Calif., July 30, 2026 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (NASDAQ: ALHC), today reported financial results for its second quarter ended June 30, 2026.

“Our second quarter results underscore the strength of our purpose-built Medicare Advantage platform and place us in a strong position to deliver upon our full-year objectives," said John Kao, chairman and CEO. “We are continuing to realize the benefits of ongoing investments we have made across our clinical model, AI-enabled capabilities and operational infrastructure. These financial results are a reflection of how we are delivering for our seniors and demonstrate that better outcomes, stronger member experiences and sustainable profitable growth can all go hand in hand."

Second Quarter 2026 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended June 30, 2025.

  Health plan membership at the end of the quarter was approximately 294,100, up 31.5% year-over-year
  Total revenue was $1,335.6 million, up 31.6% year-over-year
  Adjusted gross profit* was $182.9 million, up 35.3% year-over-year, and income from operations was $42.1 million
    Adjusted gross profit excludes depreciation and amortization of $7.9 million and selling, general, and administrative expenses of $131.0 million (which includes $16.3 million of equity-based compensation). Adjusted gross profit also excludes $1.9 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 86.3%, an improvement of approximately 40 basis points year-over-year
  Adjusted EBITDA* of $68.1 million represented an adjusted EBITDA margin of 5.1% and grew 48.4% year-over-year, while net income was $36.6 million, compared to $15.7 million the year prior

* Please see "Second Quarter 2026 Non-GAAP Reconciliation Tables" below for more information on the non-GAAP financial measures reported here as supplemental information.

Outlook for Third Quarter and Fiscal Year 2026

	Three Months Ending September 30, 2026		Twelve Months Ending December 31, 2026
$ Millions	Low	High	Low	High
Health Plan Membership	295,500	297,500	298,000	301,000
Revenue	$1,300	$1,320	$5,195	$5,225
Adjusted Gross Profit(1)	$148	$158	$630	$650
Adjusted EBITDA(1)	$20	$30	$145	$163
_______________________
(1) Adjusted gross profit and adjusted EBITDA are non-GAAP financial measures presented as supplemental disclosure. We cannot provide estimated ranges for the most directly comparable GAAP measures without unreasonable efforts because of the uncertainty around certain items that may impact such GAAP measures, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted. See “Second Quarter 2026 Non-GAAP Reconciliation Tables” for additional information.

Second Quarter 2026 Non-GAAP Reconciliation Tables

Adjusted Gross Profit(1) is reconciled as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
(dollars in thousands)
Income from operations	$42,100	$22,748	$57,603	$17,355
Add back:
Equity-based compensation (medical expenses)	1,893	1,594	3,304	2,746
Depreciation (medical expenses)	3	33	26	66
Depreciation and amortization(2)	7,854	7,003	15,693	14,597
Selling, general, and administrative expenses	131,003	103,797	252,141	207,628
Total add back	140,753	112,427	271,164	225,037
Adjusted gross profit	$182,853	$135,175	$328,767	$242,392

(1) Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as income (loss) from operations before depreciation and amortization, medical equity-based compensation expense, and selling, general, and administrative expenses.
(2) Amortization expense for the six months ended June 30, 2025, includes $0.6 million in impairment expense related to the remeasurement of goodwill associated with one of our subsidiaries. There was no impairment expense for the three months ended June 30, 2025.

Adjusted EBITDA(1) is reconciled as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
(dollars in thousands)
Net income	$36,560	$15,653	$47,976	$6,299
Less: Net loss attributable to noncontrolling interest	—	14	—	254
Adjustments:
Interest expense	4,275	3,950	8,337	7,900
Depreciation and amortization(2)	7,857	7,036	15,719	14,663
Income tax expense	1,266	3,224	1,291	3,245
Equity-based compensation(3)	18,174	15,553	32,193	32,740
Litigation costs(4)	14	555	481	1,062
Gain on sale of property and equipment	(1)	(72)	(1)	(72)
Adjusted EBITDA	$68,145	$45,913	$105,996	$66,091

(1) Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net income (loss) before interest expense, income taxes, depreciation and amortization expense, certain litigation costs, gains or losses on sale of property and equipment, and equity-based compensation expense.
(2) Amortization expense for the six months ended June 30, 2025, includes $0.6 million in impairment expense related to the remeasurement of goodwill associated with one of our subsidiaries. There was no impairment expense for the three months ended June 30, 2025.
(3) Represents equity-based compensation related to grants made in the applicable year.
(4) Represents litigation costs considered outside of the ordinary course of business based on the following considerations which we assess regularly: (i) the frequency of similar cases that have been brought to date, or are expected to be brought within two years, (ii) complexity of the case, (iii) nature of the remedies sought, (iv) litigation posture of the Company, (v) counterparty involved, and (vi) the Company's overall litigation strategy.

Conference Call Details
The company will host a conference call at 5 p.m. EDT today to discuss these results and management’s outlook for future financial and operational performance. A live audio webcast will be available online at https://ir.alignmenthealth.com/. At the start of the conference call, participants may access the webcast at the following link: https://edge.media-server.com/mmc/p/wpvyxfni. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web links, and will remain available for approximately 12 months.

About Alignment Health
Alignment Health is championing a new path in senior care that empowers members to age well and live their most vibrant lives. A consumer brand name of Alignment Healthcare (NASDAQ: ALHC), Alignment Health’s mission-focused team makes high-quality, low-cost care a reality for its Medicare Advantage members every day. Based in California, the company partners with nationally recognized and trusted local providers to deliver coordinated care, powered by its customized care model, 24/7 concierge care team and purpose-built technology, AVA®. As it expands its offerings and grows its national footprint, Alignment upholds its core values of leading with a serving heart and putting the senior first. For more information, visit www.alignmenthealth.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the quarter ending September 30, 2026, and year ending Dec. 31, 2026. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets, including the need for certain governmental approvals; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; our ability to develop and maintain satisfactory relationships with care providers that service our members; risks associated with being a government contractor, including potential federal reductions in MA funding; changes in laws and regulations applicable to our business model; risks related to our indebtedness; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; and the impact of shortages of qualified personnel and related increases in our labor costs. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended Dec. 31, 2025, and the other periodic reports we file with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Condensed Consolidated Balance Sheets (in thousands, except par value and share amounts) (Unaudited)
	June 30, 2026	December 31, 2025
Assets
Current Assets:
Cash and cash equivalents	$693,453	$575,817
Accounts receivable (less allowance for credit losses of $265 at June 30, 2026 and $833 at December 31, 2025)	296,893	253,207
Investments - current	8,258	28,413
Prepaid expenses and other current assets	161,845	94,140
Total current assets	1,160,449	951,577
Property and equipment, net	66,211	64,251
Right of use asset, net	7,304	7,019
Goodwill	32,060	32,060
Intangible assets, net	4,550	4,550
Other assets	8,464	6,329
Total assets	$1,279,038	$1,065,786
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$612,748	$474,569
Accounts payable and accrued expenses	32,270	33,284
Accrued compensation	38,389	49,013
Total current liabilities	683,407	556,866
Long-term debt, net of debt issuance costs	324,056	323,176
Long-term portion of lease liabilities	6,444	6,467
Total liabilities	1,013,907	886,509
Stockholders' Equity:
Preferred stock, $0.001 par value; 100,000,000 shares authorized as of June 30, 2026 and December 31, 2025, respectively; no shares issued and outstanding as of June 30, 2026 and December 31, 2025	—	—
Common stock, $0.001 par value; 1,000,000,000 shares authorized as of June 30, 2026 and December 31, 2025; 207,178,193 and 204,153,619 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	207	205
Additional paid-in capital	1,225,965	1,188,089
Accumulated deficit	(961,041)	(1,009,017)
Total stockholders' equity	265,131	179,277
Total liabilities and stockholders' equity	$1,279,038	$1,065,786

Condensed Consolidated Statements of Operations (in thousands, except per share amounts) (Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenues:
Earned premiums	$1,326,625	$1,006,203	$2,553,191	$1,924,246
Other	9,008	9,085	17,639	17,974
Total revenues	1,335,633	1,015,288	2,570,830	1,942,220
Expenses:
Medical expenses	1,154,676	881,740	2,245,393	1,702,640
Selling, general, and administrative expenses	131,003	103,797	252,141	207,628
Depreciation and amortization	7,854	7,003	15,693	14,597
Total expenses	1,293,533	992,540	2,513,227	1,924,865
Income from operations	42,100	22,748	57,603	17,355
Other expenses:
Interest expense	4,275	3,950	8,337	7,900
Other income, net	(1)	(79)	(1)	(89)
Total other expense	4,274	3,871	8,336	7,811
Income before income taxes	37,826	18,877	49,267	9,544
Provision for income taxes	1,266	3,224	1,291	3,245
Net income	$36,560	$15,653	$47,976	$6,299
Less: Net loss attributable to noncontrolling interest	—	14	—	254
Net income attributable to Alignment Healthcare, Inc.	$36,560	$15,667	$47,976	$6,553

Net income per share attributable to Alignment Healthcare, Inc.:
Basic	0.18	0.08	0.23	0.03
Diluted	0.17	0.07	0.22	0.03
Weighted-average common shares outstanding:
Basic	207,448,894	198,328,613	206,408,426	195,980,569
Diluted	215,024,483	209,519,629	214,369,175	201,576,078

Condensed Consolidated Statements of Cash Flows (in thousands) (Unaudited)
	Six Months Ended June 30,
	2026	2025
Operating Activities:
Net income	$47,976	$6,299
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for credit loss	265	262
Gain on sale of property and equipment	(1)	(72)
Depreciation and amortization	15,719	14,663
Amortization-investment discount	(350)	(731)
Amortization-debt issuance costs	1,147	881
Equity-based compensation	32,193	32,740
Non-cash lease expense	929	246
Changes in operating assets and liabilities:
Accounts receivable	(43,951)	(129,259)
Prepaid expenses and other current assets	(67,705)	(56,333)
Other assets	11	(52)
Medical expenses payable	138,179	165,366
Accounts payable and accrued expenses	(1,324)	8,631
Accrued compensation	(10,624)	3,085
Lease liabilities	(1,096)	20
Net cash provided by operating activities	111,368	45,746
Investing Activities:
Purchase of investments	(16,835)	(35,001)
Sale of property and equipment	—	75
Maturities of investments	37,340	39,990
Sale of business	—	1,065
Acquisition of property and equipment	(17,509)	(16,255)
Net cash provided by (used in) investing activities	2,996	(10,126)
Financing Activities:
Debt issuance costs	(2,397)	(26)
Proceeds from stock option exercises	5,685	1,823
Net cash provided by financing activities	3,288	1,797
Net increase in cash	117,652	37,417
Cash, cash equivalents and restricted cash at beginning of period	577,937	434,942
Cash, cash equivalents and restricted cash at end of period	$695,589	$472,359
Supplemental disclosure of cash flow information:
Cash paid for interest	$7,013	$6,740
Supplemental non-cash investing and financing activities:
Acquisition of property in accounts payable	$128	$117

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets to the total above:

	June 30, 2026	June 30, 2025
Cash and cash equivalents	$693,453	$470,266
Restricted cash in other assets	2,136	2,093
Total	$695,589	$472,359

Non-GAAP Financial Measures

Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net income (loss) before interest expense, income taxes, depreciation and amortization expense, certain litigation costs, gains or losses on sale of property and equipment, and equity-based compensation expense.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net income (loss), which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)

We calculate our MBR by dividing total medical expenses, excluding depreciation, and medical equity-based compensation, by total revenues in a given period.

Adjusted Gross Profit

Adjusted gross profit is a non-GAAP financial measure that we define as income (loss) from operations before depreciation and amortization, medical equity-based compensation expense, and selling, general, and administrative expenses.

Adjusted gross profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of adjusted gross profit in lieu of income (loss) from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term adjusted gross profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Harrison Zhuo
hzhuo@ahcusa.com

Media Contact
Jerry Slowey
publicrelations@ahcusa.com